Exhibit 10.2

AMENDMENT
This amendment (this “Amendment”), dated as of June 11, 2013 is entered into among Prestige Brands, Inc., a Delaware corporation (“Borrower”), Prestige Brands Holdings, Inc., a Delaware corporation (“Holdings”), the Subsidiaries of the Borrower identified as “Guarantors” on the signature pages hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors”), the Incremental Lenders (as defined below) signatory hereto (in their capacities as such), the Lenders party hereto and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and in its capacity as L/C Issuer and Swing Line Lender and amends that certain ABL Credit Agreement dated as of January 31, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the Administrative Agent, L/C Issuer and the other agents and arrangers named therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, Section 2.14 of the Credit Agreement provides that Borrower may from time to time make Incremental Commitment Requests, subject to the terms and conditions set forth therein;
WHEREAS, each Person identified on Schedule 1 hereto (each, an “Incremental Lender”, and collectively, the “Incremental Lenders”) has agreed (on a several and not a joint basis), subject to the terms and conditions set forth herein and in the Credit Agreement, to provide a Revolving Commitment Increase in the amount set forth opposite such Incremental Lender’s name on Schedule 1 hereto (and the total amount of Revolving Commitment Increases made pursuant to this Amendment shall be $20,000,000); and
WHEREAS, Section 10.01 of the Credit Agreement permits certain amendments of the Credit Agreement with the consent of the Required Lenders, Administrative Agent and the applicable Loan Parties.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:
Section 1.Incremental Amendment
This Amendment includes an Incremental Amendment referred to in Section 2.14(f) of the Credit Agreement, and Borrower and each Incremental Lender hereby agrees that, subject to the satisfaction of the conditions in Section 3 hereof, on the June 2013 Amendment Closing Date (as defined below), the Revolving Commitment Increase of such Incremental Lender shall become effective and the Revolving Credit Commitments shall be deemed increased by the amount of the Revolving Commitment Increases of such Incremental Lenders. After giving effect to such Revolving Commitment Increases, the Revolving Credit Commitment of each Revolving Credit Lender shall be as set forth on Schedule 2 hereto (and such Schedule 2 shall supersede Schedule 1.01A to the Confidential Disclosure Letter). Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Incremental Facility Closing Date with respect to the Revolving Commitment Increases contemplated by this Amendment shall be June 11, 2013 (the “June 2013 Amendment Closing Date”).

Section 2.    Other Amendments to the Credit Agreement
Effective upon the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Minimum Availability Period” set forth in Section 1.01 of the Credit Agreement is amended by deleting the definition therein and replacing it with the following:
““Minimum Availability Period” means any period (a) commencing when Excess Availability for any consecutive two calendar day period is less than the greater of (i) 10% of the Aggregate Commitments and (ii) $9,500,000 and (b) ending after Excess Availability is at least the greater of (i) 10.0% of the Aggregate Commitments and (ii) $9,500,000 for a period of 30 consecutive days.”
(b)    The definition of “Payment Condition” set forth in Section 1.01 of the Credit Agreement is amended by deleting the definition therein and replacing it with the following:
““Payment Condition” means, with respect to any action taken pursuant to Section 6.14, Section 7.02(i), 7.02(n)(y), 7.06(g)(y) or 7.13(a) (in the case of Section 7.13, to the extent using the Cumulative Credit) or 7.03(s), immediately after giving effect to such action, (I) Excess Availability is (and was for the period of 30 days immediately preceding such action) no less than the greater of (A) $23,750,000 and (B) 25% of the Aggregate Commitments or (II) (x) Excess Availability is (and was for the period of 30 days immediately preceding such action) no less than the greater of (A) $11,875,000 (but with respect to any action taken pursuant to 7.06(g)(y),$14,250,000) and (B) 12.5% of the Aggregate Commitments (but with respect to any action taken pursuant to 7.06(g)(y), 15% of the Aggregate Commitments) and (y) the Consolidated Fixed Charge Coverage Ratio for the most recently ended Test Period at the end of which financial statements were required to be delivered hereunder calculated on a Pro Forma Basis is greater than or equal to 1.00 to 1.00.”
(c)    The definition of “Weekly Reporting Period” set forth in Section 1.01 of the Credit Agreement is amended by deleting the definition therein and replacing it with the following:
““Weekly Reporting Period” means any period beginning on the date that is five (5) Business Days following the date when the Excess Availability is less than the greater of (x) 12.5% of the Aggregate Commitments and (y) $11,875,000 and ending on the date that is five (5) Business Days following the date when the Excess Availability is equal to or greater than the greater of (x) 12.5% of the Aggregate Commitments and (y) $11,875,000.”
(d)    Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order as follows:
““Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.), as amended from time to time, and any successor statute.”
““Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (for the avoidance of doubt, giving effect to all provisions of the Loan Documents at the time of such Guarantee or the grant of such security interest) at the time the Guarantee of such Loan Party or a grant by such Loan Party of a security interest, would otherwise have become effective with respect to such Swap Obligation but for such Loan Party’s failure to constitute an “eligible contract participant” at such time.” If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.
““Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party with total assets exceeding $10,000,000 or that qualifies at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time under §1a(18)(A)(v)(II) of the Commodity Exchange Act.”
““Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 11.11 hereof).”
““Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”
(e)    The definition of “Obligations” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately after the period at the end thereof:
“Notwithstanding anything herein to the contrary, in no circumstances shall Excluded Swap Obligations constitute Obligations.”
(f)    The definition of “Guaranteed Obligations” appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the following text immediately prior to the period at the end thereof:
“; provided, that notwithstanding the foregoing, with respect to any Guarantor, Guaranteed Obligations shall not include Excluded Swap Obligations of such Guarantor.”
(g)    Section 8.03 of the Credit Agreement is hereby amended by inserting the following text immediately at the end thereof
“Notwithstanding anything to the contrary in this Agreement or any other Loan Document, in no circumstances shall any amounts received from a Loan Party that is not an “eligible contract participant” (as defined in the Commodity Exchange Act) be applied towards the payment of obligations that are Excluded Swap Obligations, but, to the extent permitted by applicable law, appropriate adjustments shall be made with respect to payments from other Loan Parties that are “eligible contract participants” to preserve, as nearly as possible, the proportional allocation to the Obligations otherwise set forth above in this Section.”
(h)    Article XI of the Credit Agreement is hereby amended by inserting the following new Section 11.11:
“Section 11.11        Keepwell
Each Guarantor that is a Qualified ECP Guarantor at the time the Guarantee or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its Guaranteed Obligations under this Agreement and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Section 11.11 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the payment in full of the Obligations. Each Qualified ECP Guarantor intends this Section 11.11 to constitute, and this Section 11.11 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”
(i)     Article XI of the Credit Agreement is hereby amended by inserting the following new Section 11.12:
“Section 11.12        Excluded Swap Obligations Limitation
Notwithstanding anything in this Article XI to the contrary, no Guarantor shall be required to make any payment pursuant to this Guarantee to any party, and the right of set-off provided in Section 10.09 shall not apply with respect to any Guarantor, in each case, with respect to Excluded Swap Obligations, if any, of such Guarantor.”
Section 3.    Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied:
(a)    Administrative Agent shall have received counterparts of this Amendment duly executed by (1) the Borrower, (2) each Guarantor, (3) the Administrative Agent, (4) the Incremental Lenders and (5) the Required Lenders.
(b)    (x) no Default or Event of Default shall exist after giving effect to this Amendment and any Revolving Loans made pursuant thereto on the June 2013 Amendment Closing Date and (y) after giving effect to the Revolving Commitment Increases contemplated hereby, the conditions of Section 4.02(i) of the Credit Agreement shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the June 2013 Amendment Closing Date).

(c)    The Borrower shall have paid (x) to the Administrative Agent, for the account of each Lender that consents hereto, a fee equal to 0.10% of the Revolving Credit Commitments of such Lender immediately prior to the effectiveness of this Amendment and (y) to the Administrative Agent, for the account of each Incremental Lender, such fees as the Borrower shall separately have agreed to pay such Person.
(d)    The Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis LLP, counsel to the Borrower and the Guarantors, in form and substance reasonably satisfactory to the Administrative Agent.
Section 4.    Representations and Warranties
On and as of the June 2013 Amendment Closing Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment (a) has been duly authorized by all necessary corporate or other organizational action, and (b) does not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;
(b)    No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect or (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement);
(c)    this Amendment and the Loan Documents (as amended hereby) has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document (as amended hereby) constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (ii) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries; and

(d)    (x) no Default or Event of Default shall exist after giving effect to this Amendment and any Revolving Loans made pursuant thereto on the June 2013 Amendment Closing Date and (y) after giving effect to the Revolving Commitment Increases contemplated hereby, the conditions of Section 4.02(i) of the Credit Agreement are satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the June 2013 Amendment Closing Date).
Section 5.    Reallocation
The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans contemplated by Section 2.14(g) with respect to any Revolving Commitment Increase shall occur with respect to the Revolving Commitment Increases contemplated hereby on the June 2013 Amendment Closing Date, and the Incremental Lenders shall make such Revolving Credit Loans on the June 2013 Amendment Closing Date as may be required to effectuate such reallocation. Furthermore, on the June 2013 Amendment Closing Date, all participations in L/C Obligations and Swing Line Loans shall be reallocated pro rata among the Revolving Credit Lenders after giving effect to the Revolving Commitment Increases contemplated hereby.
Section 6.    Reference to and Effect on the Loan Documents
(a)    As of the June 2013 Amendment Closing Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the June 2013 Amendment Closing Date.
(b)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(d)    This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.
Section 7.    Acknowledgement and Reaffirmation of Guarantors
The Guarantors acknowledge and consent to all terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Loan Documents. Each Guarantor hereby ratifies and confirms its obligations under the Loan Documents, including the Collateral and Guarantee Requirement of the Credit Agreement and including, without limitation, its guarantee of the Obligations and its grant of the security interest in the Collateral (as defined in the Security Agreement) to secure the Obligations (including any Obligations resulting from the Revolving Commitment Increases contemplated hereby).
Section 8.    Costs and Expenses
The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).
Section 9.    Execution in Counterparts
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
Section 10.    Approval
To the extent required by the proviso to Section 2.14(c) of the Credit Agreement, the Administrative Agent, the Swing Line Lender and the L/C Issuer hereby consent to the provision by the Incremental Lenders providing Revolving Commitment Increases pursuant to the Amendment.
Section 11.    Governing Law
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, THE ADMINISTRATIVE AGENT, THE SWING LINE LENDER, THE L/C ISSUER AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY CONSENTS TO

SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER) IN SECTION 10.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 12.    Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 13.    Waiver of Jury Trial
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

PRESTIGE BRANDS HOLDINGS, INC., as Holdings and Guarantor
By: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

PRESTIGE BRANDS, INC., as Borrower
BY: /s/ Ron Lombardi
Name: Ronald M. Lombardi
Title: Chief Financial Officer

BLACKSMITH BRANDS, INC.
MEDTECH HOLDINGS, INC.
MEDTECH PRODUCTS INC.
PRESTIGE BRANDS HOLDINGS, INC.
PRESTIGE BRANDS INTERNATIONAL, INC.
PRESTIGE SERVICES CORP.
THE CUTEX COMPANY
THE SPIC AND SPAN COMPANY, AS SUBSIDIARY GUARANTORS

BY: /s/ Ron Lombardi
NAME: Ronald M. Lombardi
TITLE: Chief Financial Officer

CITIBANK, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and as an Incremental Lender

By: /s/ Michael J. Smolow
Name: Michael J. Smolow
Title: Director & Vice President

MORGAN STANLEY BANK, N.A., as an Incremental Lender

By: /s/ Kelly Chin
Name: Kelly Chin
Title: Authorized Signatory

ROYAL BANK OF CANADA, as an Incremental Lender

By: /s/ John Flores
Name: John Flores
Title: Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Michael Getz
Name: Michael Getz
Title: Vice President

By: /s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director